SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


      Date of Report (date of earliest event reported): February 5, 1998


                         CarrAmerica Realty Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Maryland                     1-11706                   52-1796339
----------------------------     ---------------------       -------------------
(State or other jurisdiction     (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)


             1700 Pennsylvania Avenue, N.W., Washington, D.C. 20006
             ------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (202) 624-7500



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                                    FORM 8-K


ITEM 1.  Changes in Control of Registrant.

         Not applicable.

ITEM 2.  Acquisition or Disposition of Assets.

         Not applicable.

ITEM 3.  Bankruptcy or Receivership.

         Not applicable.

ITEM 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

ITEM 5.  Other Events.

         Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Data included in the Company's press release, dated February 5, 1998.

ITEM 6.  Resignations of Registrant's Directors.

         Not applicable.

ITEM 7.  Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                  Exhibit
                  Number

                  99.1  Press Release, February 5, 1998, entitled
                         "Supplemental Data".

ITEM 8.  Change in Fiscal Year.

         Not applicable.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  February 5, 1998



                                            CARRAMERICA REALTY CORPORATION



                                            By:  /s/ Brian K. Fields
                                                 --------------------------
                                                 Brian K. Fields
                                                 Chief Financial Officer


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                                 EXHIBIT INDEX


Exhibit                Exhibit
Number

99.1                   Press Release, February 5, 1998, entitled
                         "Supplemental Data".